33. Non-current assets held for sale and discontinued operations	12 Months Ended
Dec. 31, 2020
Noncurrent Assets Held For Sale And Discontinued Operations
Non-current assets held for sale and discontinued operations
33.	Non-current assets held for sale and discontinued operations
33.1.	Assets held for sale

Non-current assets and group of assets are reclassified as held for sale if the carrying amount will be recovered through a sale transaction, instead of continuous use. This condition is met only when the asset is available for sale in the present condition, exposed only to the terms that are usual to sales of these assets and the sale is highly probable. Management has to be committed to complete within one year.

When the Company is committed to a sale plan involving the loose of control over a subsidiary, all the assets and liabilities of this subsidiary are classified as held for sale when the criteria above is met, even if the Company keeps a non-controlling interest in its former subsidiary after the sale. Additionally, the net income of the entity classified as held for sale is presented as discontinued operations in a single caption in the statements of operations.

Non-current assets classified as held for sale are measured based on the lower amount between their carrying amount and their fair value less cost to sell.

Breakdown	2020	2019

Properties / lands held for sale	78	171
Real estate developments held for sale - Éxito	31	52
Total	109	223